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                          MORSE, ZELNICK, ROSE & LANDER
                         A LIMITED LIABILITY PARTNERSHIP

                                 450 PARK AVENUE
                          NEW YORK, NEW YORK 10022-2605
                                  212-838-1177
                                FAX. 212-838-9190




                                 March 29, 2002
                                                            WRITER'S DIRECT LINE
                                                               (212) 838-8040




Mr. Thomas Stuckey
Milestone Scientific, Inc.
220 South Orange Avenue
Livingston, New Jersey 07039

Dear Tom:

         This will confirm that we have agreed to defer payment of the current balance of fees due us for legal services rendered through February 28, 2002 ($320,866.01) until January 2, 2003, except out of the proceeds of new equity financings, provide that Milestone pays us $2,500 per month in reduction of this accumulated balance.




                                                     Very truly yours,



                                                     /s/ Stephen A. Zelnick


cc: Mr. Leonard Osser